UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  MARCH 8, 2006
                       ----------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                             KEARNY FINANCIAL CORP.
     -----------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       United States                     0-51093             22-3803741
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 (State or other jurisdiction       (SEC Commission         (IRS Employer
     of incorporation)               File No.)              Identification
                                                            Number)

120 Passaic Avenue, Fairfield, New Jersey                       07004
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (973)244-4500
                                                    -------------

                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     /_/ Written communications pursuant to Rule 425 under the Securities Act /_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     /_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     /_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                             KEARNY FINANCIAL CORP.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 8.01 OTHER EVENTS
          ------------

     On March 8, 2006, the Company entered into a Rule 10b5-1 trading plan in order to facilitate the previously announced market purchases of shares to fund the Company's 2005 Stock Compensation and Incentive Plan Trust. This Rule 10b5-1 trading plan provides for the repurchase of up to 400,000 shares of the Company's common stock between the dates of March 13, 2006 and May 5, 2006, subject to conditions specified in the plan. Shares of the Company's common stock repurchased under the 10b5-1 trading plan will be disclosed in the Company's quarterly report on Form 10-Q for the period ended March 31, 2006 and on the Company's annual report on Form 10-K for the period ended June 30, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               KEARNY FINANCIAL CORP.


Date: March 21, 2006                           By:/s/ Albert E. Gossweiler
                                                  ------------------------------
                                                  Albert E. Gossweiler
                                                  Senior Vice President and
                                                  Chief Financial Officer